Exhibit 99.1

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[LOGO]

TEPPCO Partners, L.P.

MLP Investor Conference

New York, NY

February 28, 2005

Forward-looking Statements

•                  The material and information furnished in this presentation contains forward-looking statements as such are described within various provisions of the Federal Securities Laws.  Forward-looking statements include projections, estimates, forecasts, plans and objectives and as such are based on assumptions, uncertainties and risk analysis.  No assurance can be given that future actual results and the value of TEPPCO Partners, L.P.’s securities will not differ materially from those contained in the forward-looking statements expressed in this presentation and found in documents filed with the Securities and Exchange Commission.  Although TEPPCO believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables either of an unpredictable nature or outside of TEPPCO’s control that will impact and drive TEPPCO’s future results and the value of its units.  The receiver of this presentation must assess and bear the risk as to the value and importance he or she places on any forward-looking statements contained in this presentation.  See TEPPCO Partners, L.P.’s filings with the SEC for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO Partners, L.P.

•                  One of the largest energy Master Limited Partnerships

•                  Formed in 1990 with headquarters in Houston, Texas

•                  Provides transportation and storage services to petroleum and natural gas industry, with >90% fee-based revenues

•                  Strong focus on corporate governance and serving interests of limited partners

[CHART]

Impact of GP Ownership Change

•                  EPCO purchase of general partner will not impact TEPPCO’s management or business strategy

•                  TPP and EPD will operate separately with appropriate governance structures

•                  Separate and independent boards of directors and management teams

•                  Separate business locations; no sharing of commercial information

•                  Potential administrative cost savings

•                  EPCO has proven track record of enhancing MLP unitholder value

Record Income, EBITDA and Distributions

[CHART]

Note: EBITDA = Operating Income + D&A + Equity EBITDA + Other Income, net

Substantial Asset Growth

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Asset base represents Net PP&E, intangible assets, other assets, and equity investments at year-end periods

Volume Diversification & Growth

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The TEPPCO Systems

11,400 Miles of Pipelines in 16 States …

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… Strategically Positioned to Capitalize on Market Opportunities

TEPPCO’s Three Business Segments

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Upstream

Crude oil gathering, transportation, storage and marketing

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Midstream

Natural gas gathering and NGL transportation and fractionation

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Downstream

Refined products, LPG, and petrochemical transportation, storage and terminaling

TEPPCO Corporate Strategy

Our Goal: To grow sustainable cash flow and distributions

•                  Focus on internal growth prospects

•                  Increase throughput on our pipeline systems

•                  Expand/upgrade existing assets and construct new pipeline and gathering systems

•                  Target accretive acquisitions that provide attractive growth potential

•                  EPCO brings financial strength and clear commitment to growth and unitholder value

•                  Operate in a safe, efficient and environmentally responsible manner

•                  Continue track record of consistent annual distribution growth

TEPPCO’s Upstream Business

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Upstream EBITDA Contribution

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•                  Record Seaway volumes and revenues

•                  Genesis integration and Basin expansion completed

•                  2004 earnings benefited from favorable market conditions and some non-recurring revenues

•                  Pipeline integrity costs will impact 2005 results

Upstream Strategy

•                  Strengthen market position around existing asset base

•                  Focus activity in West Texas, South Texas and Red River areas

•                  Increase margins by improving/expanding services and reducing costs through asset optimization

•                  Realize full potential of Seaway assets

•                  Aggressively market Seaway mainline capacity, with focus on alignment with key refiners and suppliers

•                  Maximize value of strong Texas City marine terminal position

•                  Pursue strategic acquisitions to complement existing assets

TEPPCO’s Midstream Business

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Midstream EBITDA Contribution

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•                  Jonah growth continues in 2005 with increased volumes from 2004 compression project

•                  Val Verde growth from infill drilling and connections to new gas production

Val Verde Gas Gathering System

•                  One of the largest Coal Bed Methane gas gathering and treating facilities located in San Juan Basin (1 BCF/day capacity)

•                  Provides fee-based services with long-term reserves dedications

•                  Near-term volume growth from Coal Bed Methane infill drilling and connections to adjacent systems

•                  Well completions occurring at a slower pace than originally expected

•                  Black Hills (conventional) and Red Cedar (coal bed methane) connections provide access to additional gas reserves

•                  Longer-term growth and increased throughput from conventional gas gathering and enhanced services

•                  Leverage high quality assets, existing system capacity and operating capability

Val Verde Gas Gathering Volumes

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Jonah Gas Gathering System

•                  Jonah System serves one of the most active onshore gas plays in North America, with 1.3 BCF/day capacity currently in place

•                  Provides fee-based services with long term reserves dedications

•                  Throughput more than double since TEPPCO purchase in 2001, with December 2004 volumes approaching 1.1 BCF/day

•                  Phase IV expansion to capacity of 1.5 BCF/day to be completed by year-end 2005

•                  Recent level of drilling activity expected to continue

•                  Limited year-round drilling recently approved for Pinedale field

•                  Increased well-density expected during 2005 for both Jonah and Pinedale fields

Jonah Gas Gathering Volumes

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TEPPCO’s Downstream Business

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Downstream EBITDA Contribution

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•                  Consistent volumes despite warm winter weather and unfavorable price differentials in 2004

•                  Northeast pipeline expansion and mid-continent terminal projects provide additional system capacity

•                  Pipeline integrity costs expected to decrease in 2005

Downstream Strategy

•                  Utilize TEPPCO and Centennial Pipeline systems to serve Midwest supply shortfall

•                  Recent experience indicates demand for USGC supply

•                  Pursue growth of TEPPCO/Centennial market share:

•                  Expand deliveries to existing markets and develop new markets

•                  Pursue growth of LPG market share

•                  Recent pipeline expansions and operating performance improve TEPPCO’s competitive position

•                  Pursue acquisitions both adjacent to and outside TEPPCO system

•                  Pursue development of refined products and petrochemical storage business

2005 Outlook

•                  Expected 2005 EBITDA in range of $365 MM to $395 MM

•                  Revenue growth opportunities across all business segments

•                  Key factors impacting performance include:

•                  Continuation of upstream performance trend

•                  Growth of refined products volumes

•                  Normal pattern of LPG deliveries to Midwest and Northeast markets

•                  Continued strong Jonah and Pinedale drilling activity

•                  Improved pace of Val Verde infill development

•                  Moderation of compliance costs

Consistent distribution growth

CAGR last 5 years:  7.3%

[CHART]

Summary

TEPPCO is well positioned for continued growth

•                  Strong asset positions in diversified businesses

•                  Visible internal growth prospects

•                  Disciplined approach to acquisitions

•                  Financial strength to fund growth initiatives

•                  Experienced personnel with customer service orientation

•                  Track record of consistent distribution growth

•                  Strict governance to ensure continued stakeholder trust and confidence

•                  EPCO committed to growth and enhancing LP unit value

Reconciliation of Non-GAAP Measures

($ in Millions)	2005E(1)	2004	2003	2002	2001	2000
EBITDA
Net Income	175	142	126	118	109	77
Interest Expense-Net	80	72	84	66	62	45
Depreciation & Amortization (D&A)	102	113	101	86	46	36
TEPPCO Pro-rata
Percentage of Joint Venture
Interest Expense and D&A	23	22	20	12	9	3
Total EBITDA	380	349	331	282	226	161

Note:

(1)                    2/9/05 earnings release indicated a 2005E EBITDA range of $365 - $395 million

	2004
($ in Millions)	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	71	83	33	187
Depreciation & Amortization (D&A)	43	57	13	113
Other – Net	1	—	—	1
Equity Earnings (Losses)	(3)	—	29	26
TEPPCO Pro–rata
Percentage of Joint Venture
Interest Expense and D&A	15	—	7	22
Total EBITDA	127	140	82	349
Percentage of Total	37%	40%	24%	100%

	2005E(1)
($ in Millions)	Downstream	Midstream	Upstream	TOTAL
EBITDA
Operating Income	97	105	31	233
Depreciation & Amortization (D&A)	36	54	12	102
Other – Net	1	—	—	1
Equity Earnings	(1)	—	22	21
TEPPCO Pro–rata
Percentage of Joint Venture
Interest Expense and D&A	16	—	7	23
Total EBITDA	149	159	72	380
Percentage of Total	39%	42%	19%	100%

Note:

(1)       2/9/05 earnings release indicated a 2005E EBITDA range of $365 - $395 million

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NYSE: TPP

www.teppco.com